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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K/A

                                Amendment No. 4

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  January 16, 1998




                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (Exact name of Registrant as specified in its Charter)



           Texas                     1-13038                     52-1862813
  (State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

      777 Main Street, Suite 2100
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)


                                (817) 321-2100
             (Registrant's telephone number, including area code)
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     On January 27, 1998, Crescent Real Estate Equities Company (the "Company")
filed a Form 8-K dated January 16, 1998 (the "Original 8-K") containing a description of certain proposed transactions in Item 5 thereof. The Company filed a Form 8-K/A on February 13, 1998 to revise and restate the disclosure contained in Item 5 of the Original 8-K and to provide certain related financial information in Item 7. The Company filed a Form 8-K/A on April 27,1998 to further amend the Original 8-K to revise and restate the disclosure contained in
Item 5 and to provide updated pro forma financial statements in Item 7(b). The Company filed a Form 8-K/A on June 10, 1998 to further amend the Original 8-K to provide updated pro forma financial statements in Item 7(b). This Form 8-K/A further amends the Original 8-K to revise and restate the disclosure contained in Item 5 and to eliminate the financial information in Item 7.

Item 5.  Other Events

     On January 16, 1998, as previously reported, Crescent Real Estate Equities Company (collectively with its subsidiaries, the "Company") and Station Casinos, Inc. ("Station") entered into an Agreement and Plan of Merger (as amended, the "Merger Agreement") pursuant to which Station was to merge with and into the Company (the "Merger"). On August 7, 1998, the Company notified Station that it was exercising its termination rights under the Merger Agreement based on Station's alleged material breaches of the Merger Agreement. Under the Merger Agreement, the Company has the right to terminate the Merger Agreement if a material breach by the other party is not cured within 10 business days after notice. Crescent has advised Station that it considers the Merger Agreement to have terminated in accordance with its terms at the close of business on August 21, 1998. As reported in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1998, the Company and Station are currently involved in litigation relating to the Merger Agreement. As a result of these developments, the Company no longer considers the Merger to be probable.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         None.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 1998           CRESCENT REAL ESTATE EQUITIES COMPANY



                                    By:  /s/ JERRY R. CRENSHAW JR.
                                         ---------------------------------------
                                             Jerry R. Crenshaw Jr.
                                             Vice President, Controller and
                                             Co-Chief Financial Officer

                                    By:  /s/ BRUCE A. PICKER
                                         ---------------------------------------
                                             Bruce A. Picker
                                             Vice President, Treasurer and
                                             Co-Chief Financial Officer



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